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                                                                     EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 (File No. 2-51719) of our report dated June 20, 2002 relating to the financial statements and schedules of the H. J. Heinz Company Employees Retirement and Savings Plan which appears in this Form 11-K.


                                              /s/  PricewaterhouseCoopers LLP




Pittsburgh, Pennsylvania
June 27, 2003






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